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                                                                     Exhibit #23






Securities and Exchange Commission
450 5th Street, N. W.
Judiciary Plaza
Washington, D. C. 20549


We consent to the inclusion in this Annual Report on Form 10-KSB (File No. 0-21879) of our report dated June 20, 1997, on our audits of the financial statements of Stearns & Lehman, Inc. as of April 30, 1997 and 1996 and for the years then ended.



                                                  /S/ Coopers & Lybrand L.L.P.
                                                  -----------------------------
                                                  COOPERS & LYBRAND L.L.P.


Columbus, Ohio
July 25, 1997




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